Exhibit 99:1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing of the Healthcare Properties, L.P. Form 10-Q for the quarterly period ended March 31, 2003, the undersigned hereby certifies that:

1. The Report fully complies with the requirement of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                           /s/ Robert Lankford
                                          ------------------------------------
                                          Robert Lankford
                                          Chief executive officer and
                                          Chief financial officer of the General
                                          Partner
                                          May 14, 2003